EXHIBIT 99.3

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION
                         ------------------------------

In re                               )

CARDIAC CONTROL SYSTEMS, INC.,      )     Case No.:   99-06852-3P1

                  Debtor.           )

                                    )
------------------------------------

                            NOTICE OF FILING DEBTOR'S
                         FINANCIAL REPORT FOR THE PERIOD
                   NOVEMBER 1, 1999 THROUGH NOVEMBER 30, 1999
                   ------------------------------------------

     Debtor, Cardiac Control Systems, Inc., gives notice of the filing of the attached monthly financial reports for the period November 1, 1999 through November 30, 1999.

                                          STUTSMAN & THAMES, P.A.


                                          By   /S/ Nina M. LaFleur
                                            ----------------------------------
                                                Nina M. LaFleur

                                          Florida Bar Number 0107451
                                          121 West Forsyth St., Suite 600
                                          Jacksonville, Florida  32202
                                          (904) 358-4000
                                          (904) 358-4001 (Facsimile)

                                          Attorneys   for   Cardiac    Control
                                          Systems, Inc.

                             Certificate of Service
                             ----------------------

     I certify that a copy of the foregoing notice, together with a copy of the debtor's monthly financial report for November, 1999 were furnished by mail to the Office of the United States Trustee, Suite 620, 135 W. Central Boulevard, Orlando, Florida 32801; Jeffry R. Jontz, Esq., Carlton, Fields, Ward, Emmanuel, Smith & Cutler, P.A., 255 S. Orange Avenue, Post Office Box 1171, Orlando, Florida 32802; and to David E. Otero, Esq., Akerman, Senterfitt, 50 North Laura Street, Suite 2750, Jacksonville, Florida 32202 on this 20 day of December, 1999.
                                                 /s/ Nina M. LaFleur
                                              ----------------------------------
                                                        Attorney

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION

                                             CASE NO: 99-06852-3P1
IN RE

CARDIAC CONTROL SYSTEMS, INC.             JUDGE GEORGE L. PROCTOR

DEBTOR                                    CHAPTER 11


                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                   FROM November 1, 1999 TO November 30, 1999

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the guidelines established by the United States Trustee and FRBP 2015.


                                                  ------------------------------
                                                  Stutsman & Thames PA
                                                  Attorney for Debtor

Debtor's Address                                  Attorney's Address
and Phone Number                                  and Phone Number

PO Box 353339,                                    121   West   Forsyth   Street,
PALM COAST FL 32135-3339                          Suite 600
904-445-5476                                      Jacksonville FL  32202
                                                  904-358-4000

                      MONTHLY FINANCIAL REPORT FOR BUSINESS
                      -------------------------------------

    Reporting Period beginning November 1, 1999 and ending November 30, 1999

 Name of Debtor:  Cardiac Control Systems, Inc        Case Number 99-06852-3P1

Date of Petition September 3, 1999
                                                                    CUMULATIVE
                                                                    ----------
                                             CURRENT MONTH          PETITION TO
                                             -------------          -----------
                                                                       DATE
                                                                       ----
1.   CASH AT BEGINNING OF PERIOD                $20,821.98               $963.56
                                            ------------------------------------
2.   RECEIPTS
        A.  Cash Sales                                                 $3,468.00
           Less: Cash Refunds
        B.   Collection  on  Postpetition                              $7,405.05
        A/R
        C.  Collection on Prepetition A/R        $9,271.11            $19,551.11
        D.    Other     Receipts    (List       $42,170.74            $42,277.74
        attached)
                                            ------------------------------------
3.   TOTAL RECEIPTS                             $51,441.85            $72,701.90
                                            ------------------------------------
4.   TOTAL CASH AVAILABLE FOR OPERATIONS
            (Line 1 + Line 3)                   $72,263.83            $73,665.46
                                            ------------------------------------

5.   DISBURSEMENTS
        A.  US Trustee Quarterly Fees              $250.00               $250.00
        B.  Net Payroll                         $12,000.00            $12,000.00
        C.  Payroll Taxes Paid
        D.  Sales and Use taxes
        E.  Other Taxes                             $17.25                $17.25
        F.  Rent
        G.  Other Leases (Attachment 3)
        H.  Telephone
        I.  Utilities
        J.  Travel and Entertaining
        K.  Vehicle Expenses
        L.  Office Supplies
        M.  Advertising
        N.  Insurance (Attachment 7)
        O.  Purchases of Fixed Assets
        P.  Purchases of Inventory
        Q.  Manufacturing Supplies
        R.  Repairs and Maintenance
               (List attached)                   $4,385.00             $4,519.57
        S.  Payments to Secured Creditors       $39,471.11            $39,471.11
        T.  Other   Operating   Expenses
            (List Attached)                      $1,946.11             $3,213.17
                                           -------------------------------------
6.   TOTAL CASH DISBURSEMENTS                   $58,069.47            $59,471.10
                                           -------------------------------------
7.   ENDING CASH  BALANCE (Line 4-Line 6)       $14,194.36            $14,194.36
                                           =====================================

   I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of
                            my knowledge and belief.

      This fifteenth day of  December, 1999

                                             /s/ W. Alan Walton
                                         ---------------------------------------
                                                W. Alan Walton
              Reconciliation
              Petty Cash Balance                    $17.06
              Bank of America DIP A/C           $14,177.30
                                             -------------
              Balance
              Ending Cash Balance               $14,194.36
                                             =============
              Line 7

                ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                -------------------------------------------------
                           CASH RECEIPTS AND PAYMENTS
                           --------------------------

      Name of Debtor:  Cardiac Control Systems, Inc    Case Number 99-06852-3P1

    Reporting Period beginning November 1, 1999 and ending November 30, 1999

A.    Cash Sales                                 ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                 ------------------------------------
    Date            Payor           Reason               Petty Cash    Bank of
    ----            -----           ------               ----------    -------
                                                                       America      TOTAL
                                                                       -------      -----
                                                                         DIP
                                                                         ---

                                                 ------------------------------------

-------------------------------------------------------------------------------------------
B.    Collection on Postpetition A/R         ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                             ------------------------------------
                                                                      Bank of
                                                                      -------
    Date              Payor                                           America        TOTAL
    ----              -----                                           --------       -----
                                                                        DIP
                                                                        ---

                                                     --------------------------------------

-------------------------------------------------------------------------------------------
C.    Collection on Prepetition A/R           ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                             ------------------------------------
                                                       Coast         Bank of
                                                       -----         -------
    Date              Payor                           Business       America        TOTAL
    ----              -----                           ---------      --------       -----
                                                       Credit          DIP
                                                       ------          ---
  9-Nov-99       Meadowlands Hospital Invoice 9757                   $6,800.00   $6,800.00
                 Hospital
   *Nov-99       ELA Izasa            Invoice 9897     $2,471.11                 $2,471.11
-------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------
D.    Other Receipts                         ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                             ------------------------------------
                                                                     Bank of
                                                                     -------
    Date              Payor            Reason          Petty         America        TOTAL
    ----              -----            ------         ---------      --------       -----
                                                        Cash           DIP
                                                       ------          ---
                                     Experience
                                       Gain
               American              refund-To be
  5-Nov-99     Fidelity              distributed                    $920.74     $920.74
               Assurance             to former
                                     employee
                                     participants

                                     Balance of Fee
                                     re: Golden
  15-Nov-99    Casoria & Goff, P.A.  Access Stock                $41,250.00   $41,250.00
                                     Distribution to
                                     Stockholders

                                                     --------------------------------------
                                                        $0.00    $42,170.74   $42,170.74

-------------------------------------------------------------------------------------------
E.    Transfers between Accounts                     ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                     ------------------------------------
    Date                                                              Bank of
    ----                                                              -------
                                                      Petty Cash     America DIP   TOTAL
                                                      ----------     -----------   -----

                                                     --------------------------------------
                                                        $0.00          $0.00      $0.00
                                                     --------------------------------------


Note:  The receipt by Coast  Business  Credit of $2,471.11  from ELA Izasa in respect of
Invoice 9897 is reported on the Monthly  Financial Report as 5.  Disbursements:  Secured
Creditors.*

                    ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                    -------------------------------------------------

                         5. T. Other Operating Expenses

      Name of Debtor:  Cardiac Control Systems, Inc    Case Number 99-06852-3P1

    Reporting Period beginning November 1, 1999 and ending November 30, 1999

    Date         Payee                          Purpose                        Payment
    ----         -----                          -------                        -------
Bank of America
---------------

              Nine Former    Refund of Health Flexible Spending Account
              Employees      Premiums
  4-Nov-99    (Listed in                                                         $920.74
              Attachment
              5)

  15-Nov-99   File Tech      Document Storage                                  $1,000.00

  15-Nov-99   Bank of        Service Charges $8.00 11/15/99 and $0.47 11/30/99     $8.47
              America

Petty Cash:
-----------
30-Nov-99     Pack Rat       Fedex $37,000.00 check "next day" to Coast           $16.90
                             Business Credit

Receipts Pre-petition Collections, Bank of America
--------------------------------------------------
                                                                               ---------
                                                                               $1,946.11
                                                                               =========

                          5.R. Repairs and Maintenance
Bank of America
---------------
15-Nov-99     Robert
              Condiglio      Grass Cutting                                       $125.00

11/18/1999
(Delivered    Robert         Fixing Ceiling Tiles, Lights & removing           $1,800.00
11/27/99)     Consiglio      garbage to dumpster
11/18/99      Jennings
(Delivered    Environmental
11/23/99)     Services,      Rental of 2 dumpsters for garbage removal         $1,510.00
              Inc.
29-Nov-99     Jennings       Rental of 2 further dumpsters for garbage           $950.00
              Environmental  removal
              Services,
              Inc.
                                                                               ---------
                                                                               ---------
                                                                               $4,385.00
                                                                               =========


                ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                -------------------------------------------------

                           CASH RECEIPTS AND PAYMENTS
                           --------------------------


      Name of Debtor:  Cardiac Control Systems, Inc    Case Number 99-06852-3P1

    Reporting Period beginning November 1, 1999 and ending November 30, 1999


   Date    Payor/Payee                 Purpose                 Payment    Balance
   ----    -----------                 -------                 -------    -------
1-Nov-99                  Balance Brought Forward                           $33.96
30-Nov-99  Pack Rat       FedEx $37,000.00 check "next day"      $16.90     $17.06
                          to Coast Business Credit


                                                       Cash Count 11/30/99
                                                       -------------------
                                                $100
                                                $50
                                                $20
                                                $10                 $10.00
                                                $5
                                                $1                  $ 7.00
                                                $0.25
                                                $0.10
                                                $0.05
                                                $0.01               $ 0.06
                                                                   -------
                                                                    $17.06
                                                                   =======

                                                Number              Value
                                                ------              =====
                                                3                   $ 0.99
                                                12                  $ 0.12
                                                                    ------
                                                                    $ 1.11
                                                                    ======

                                  ATTACHMENT 1
                                  ------------


              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
              ----------------------------------------------------


      Name of Debtor:  Cardiac Control Systems, Inc    Case Number 99-06852-3P1

    Reporting Period beginning November 1, 1999 and ending November 30, 1999


ACCOUNTS RECEIVABLE AT PETITION DATE                                 $225,115.40
                                                             ===================
ACCOUNTS RECEIVABLE RECONCILIATION
  (Include all accounts receivable, pre-petition and
  post-petition, including charge card sales which
                  have not been received):
             Beginning of Month Balance                              $207,657.40
      PLUS:  Current Month New Billings                              $      0.00
      LESS:  Collections During Month                                $  9,271.11
                                                             -------------------
            End of Month Balance                                     $198,386.29
                                                             ===================


AGING:  (Show the total amount of each group of accounts incurred since filing the petition)
   0-30 Days       31-60 Days      61-90 Days       Over 90 Days          Total
       $ 0.00                                                             $ 0.00

--------------------------------------------------------------------------------
                                     Billings this month
     Date             Name                                            Amount

                                                             -------------------
                                                             -------------------
Monthly Total                                                             $ 0.00
                                                             ===================

                                  ATTACHMENT 2
                                  ------------

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
              ----------------------------------------------------


      Name of Debtor:  Cardiac Control Systems, Inc    Case Number 99-06852-3P1

    Reporting Period beginning November 1, 1999 and ending November 30, 1999


 In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.


Date Incurred   Days              Vendor                        Description                                    Amount
-------------   ----              ------                        -----------                                    ------
              Outstanding
              -----------
  1-Oct-99        60        Phase II Document                   Copier Rental Charge                           $184.50
                            Technologies                        September, 1999
  22-Sep-99       68        BellSouth                           Post-petition telephone usage                  $759.97
  22-Oct-99       38        BellSouth                           Post-petition telephone usage                  $755.16
  22-Nov-99       8         BellSouth                           Post-petition telephone usage                  $370.56
  13-Oct-99       47        Florida Power & Light Company       Electricity 9/3/99 through 10/11/99          $1,240.15
  9-Nov-99        21        Florida Power & Light Company       Electricity 10/11/99 through 11/9/99           $586.11
  1-Oct-99        60        Eichhorn & Eichorn                  Legal work re: Point Medical Corporation       $110.00
  22-Oct-99       38        Florida Water Services              Water 9/06/99 to 10/06/99                      $501.65
  22-Nov-99       8         Florida Water Services              Water 10/7/99 to 11/08/99 (Estimated)          $500.00


                           The Florida Water Services bill for the period 10/7/99 to 11/08/99 is in the sum of $2,622.35 for a claimed measured usage of 273,000 gallons, compared to some $500 for measured usage of 2,500 gallons for earlier periods.

                          I have requested that the water meter reading be re-checked and have estimated the amount due for this period on the basis of usage during previous periods.

  28-Oct-99       64       AT&T                               Long  Distance telephone to 9/28/99              $136.33
  29 Oct-99       32       AT&T                               Long Distance telephone to 10/28/99              $170.42

                                  ATTACHMENT 3
                                  ------------

                        INVENTORY AND FIXED ASSETS REPORT
                        ---------------------------------


      Name of Debtor:  Cardiac Control Systems, Inc    Case Number 99-06852-3P1

    Reporting Period beginning November 1, 1999 and ending November 30, 1999


                                      INVENTORY REPORT
                                      ----------------

INVENTORY BALANCE AT PETITION DATE                                                  $8,000.00
                                                                                =============
                                                                                =============
INVENTORY RECONCILIATION:

      Inventory Purchased During Month                                                  $0.00
      Inventory Balance at Beginning of Month                                       $6,000.00
      Inventory Used or Sold                                                            $0.00
                                                                                -------------
                                                                                -------------
      Inventory Balance on Hand at End of Month                                     $6,000.00
                                                                                =============
                                                                                =============

METHOD OF COSTING INVENTORY
      Estimated realizable value for finished products and hybrid circuits, nil value for raw materials etc.



                                     FIXED ASSET REPORT
                                     ------------------

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE                                 $2,010,000.00
                                                                                =============
                                                                                =============

                                                                                =============
(Includes Property, Plant and Equipment)




---------------------------------------------------------------------------------------------

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at beginning of Month                                    $2,010,000.00
      LESS:  Depreciation Expense                                                       $0.00
      LESS:  Disposals                                                              $2,080.00
                                                                                -------------
      PLUS:  New Purchases                                                              $0.00
                                                                                -------------
Ending Monthly Balance                                                          $2,007,920.00
                                                                                =============


  BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE
                                REPORTING PERIOD:
                                                                                   Estimated
                                                                                   Disposal
                                                                    Proceeds        Value
                                                                    --------        -----

       4-Oct-99         Alan J. Rabin Computer Screen                 $25.00           $25.00
       19-Oct-99        Neptune Pools & Spas Telephone Exchange    $1,950.00        $1,950.00
       22-Oct-99        Stephen M. Gibson Tables and Workbenches     $105.00          $105.00
                                                                                -------------
                                                                                    $2,080.00
                                                                                =============

---------------------------------------------------------------------------------------------

                                  ATTACHMENT 4
                                  ------------

                       MONTHLY BANK ACCOUNT RECONCILIATION
                       -----------------------------------


      Name of Debtor:  Cardiac Control Systems, Inc    Case Number 99-06852-3P1

    Reporting Period beginning November 1, 1999 and ending November 30, 1999


              A separate sheet is required for each bank account,
               including all savings and investment accounts, i.e. certificates of deposit, money market accounts, stocks and bonds, etc.

      NAME OF BANK - Bank of America                    BRANCH Gov't Banking

                  ACCOUNT NAME: - Cardiac Control Systems, Inc.
                         Debtor in Possession, 99-06852
                                Operating Account

                           ACCOUNT NUMBER 375 400 1378

                           PURPOSE OF ACCOUNT Checking

               Beginning Balance                                    $20,788.02
               Total of Deposits Made                               $48,970.74
               Total Amount of Checks Written                       $55,572.99

               Service Charges                                           $8.47
                                                               ----------------
               Closing Balance                                      $14,177.30
                                                               ================
               Number of Last Check Written This Period                   1026
               Number of First Check Written  This Period                 1003
               Total Number of Checks Written  This Period                  24


                               INVESTMENT ACCOUNTS
                               -------------------
   Type of
   -------
  Negotiable                      Face Value                Purchase Price           Date of Purchase
  ----------                      ----------                --------------           ----------------
  Instrument
  ----------

     NONE


                                  ATTACHMENT 5
                                  ------------

                                 CHECK REGISTER
                                 --------------


     Name of Debtor:  Cardiac Control Systems, Inc    Case Number 99-06852-3P1

    Reporting Period beginning November 1, 1999 and ending November 30, 1999

 A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK - Bank of America                        BRANCH  Gov't Banking

                   ACCOUNT NAME: Cardiac Control Systems, Inc.
                         Debtor in Possession, 99-06852
                                Operating Account

                           ACCOUNT NUMBER 375 400 1378

                           PURPOSE OF ACCOUNT Checking

  Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

     Date      Check       Payee                       Purpose                                Amount
     ----      -----       -----                       -------                                ------
               Number
               ------

      The following nine checks were issued to former employee participants of the company's Health Flexible Savings Account
 (FSA) plan in respect of which American Fidelity Assurance Company issued an Experience Gain refund check in the sum of $920.74.

      The experience gain was in respect of the plan year ended March 31, 1999. Under ERISA rules this refund is returned to participants based on the different coverage levels each elected in the plan year.

   4-Nov-99       1003     Roy Bertolet                                                         $86.80
   4-Nov-99       1004     Robert Coulter                                                       $38.94
   4-Nov-99       1005     Norma Jones                                                          $69.44
   4-Nov-99       1006     Kirk Kamsler                                                        $289.33
   4-Nov-99       1007     Jonathan Lee                                                         $89.03
   4-Nov-99       1008     Sharon Morford                                                      $111.28
   4-Nov-99       1009     Andrew Peterson                                                      $22.25
   4-Nov-99       1010     James C. Skelly                                                     $202.53
   4-Nov-99       1011     Rosa Skolinsky                                                       $11.14
                                                                                             ----------
                                                       Subtotal Nine checks                    $920.74

   4-Nov-99       1012     Alan J. Rabin               Wages and Expenses 3 weeks
                                                       to November 5, 1999                   $3,000.00
   4-Nov-99       1013     W. Alan Walton              Wages and Expenses 3 weeks
                                                       to November 5, 2000                   $3,000.00

   8-Nov-99       1014     United States Trustee       U.S. Trustee Quarterly Fee
                                                       September 30, 1999                      $250.00
   8-Nov-99       1015     Suzette Pellicer Tax        Premises Occupancy License
                           Collector                   $15.00 plus Penalties $2.25              $17.25
  15-Nov-99       1016     Robert Consiglio            Grass Cutting 3 Commerce
                                                       Blvd.                                    125.00
  15-Nov-99       1017     File Tech                   Document storage to 9/3/2002          $1,000.00
  15-Nov-99       1018     Alan J. Rabin               Wages and Expenses 1 weeks
                                                       to November 12, 1999                  $1,000.00
  15-Nov-99       1019     W. Alan Walton              Wages and Expenses 1 week
                                                       to November 12, 1999                  $1,000.00
  11/18/1999      1020     Robert Consiglio            Fixing Ceiling Tiles,
  (Delivered                                           Lights & Removing garbage
  11/27/99)                                            to dumpsters                          $1,800.00



   11/18/99       1021     Jennings Environmental      Rental of 2 dumpsters for
  (Delivered               Services, Inc.              garbage removal
  11/23/99)                                                                                  $1,510.00
  24-Nov-99       1022     Alan J. Rabin               Wages and Expenses 2 weeks
                                                       to November 26, 1999                  $2,000.00
  24-Nov-99       1023     W. Alan Walton              Wages and Expenses 2 weeks
                                                       to November 26, 2000                  $2,000.00
  29-Nov-99       1024     Jennings Environmental      VOIDED
                           Services, Inc.                                                          NIL
  29-Nov-99       1025     Jennings Environmental      Rental of 2 further
                           Services, Inc.              dumpsters, for garbage removal          $950.00
  30-Nov-99       1026     Coast Business Credit       Payment to Secured Creditor          $37,000.00
                                                                                            ----------
                                                                                            $55,572.99
                                                                                            ==========

                                  ATTACHMENT 6
                                  ------------

                               MONTHLY TAX REPORT
                               ------------------

      Name of Debtor:  Cardiac Control Systems, Inc    Case Number 99-06852-3P1

    Reporting Period beginning November 1, 1999 and ending November 30, 1999

                           TAXES PAID DURING THE MONTH
                           ---------------------------

Report all post-petition taxes paid directly or deposited into the tax account.

            Date              Bank                    Description                                 Amount
            ----              ----                    -----------                                 ------

            8-Nov-99          Bank of America         County Occupational License                 $17.25
                                                      $15.00 plus $2.25 late penalty


--------------------------------------------------------------------------------------------------------


                               TAXES OWED AND DUE
                               ------------------

         Report all unpaid post-petition taxes including Federal and State withholding FICA,
    State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last tax return filed August 2, 1999, Period 1998.


      Name of Taxing          Date Payment Due        Description                                 Amount
      --------------          ----------------        -----------                                 ------
      Authority
      ---------

      Suzette Pellicer,       Bank of America         1999 Tangible Personal Property          $4,986.62
      Flagler County Tax
      Collector

Reduced payments if paid by 11/30/99 $4,787.16; 12/31/99 $4,837.02; 1/31/2000 $4,886.89; 2/29/2000 $4,936.75


                                  ATTACHMENT 7
                                  ------------

                    SUMMARY OF OFFICER OR OWNER COMPENSATION
                    ----------------------------------------

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES
                  --------------------------------------------

      Name of Debtor:  Cardiac Control Systems, Inc    Case Number 99-06852-3P1

    Reporting Period beginning November 1, 1999 and ending November 30, 1999


        Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

      Name of Officer or Owner            Title                     Amount Paid

      Alan J. Rabin                       President and CEO         $6,000

      W. Alan Walton                      Vice President and COO    $6,000



--------------------------------------------------------------------------------
                                PERSONNEL REPORT
                                ----------------

                                                         Full Time     Part Time
      Number of Employees at beginning of period             0             2
      Number hired during the period                         0             0
      Number terminated or resigned during period            0             0



--------------------------------------------------------------------------------

                            CONFIRMATION OF INSURANCE
                            -------------------------

    List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

                 Agent and Phone                                                                  Date Premium
Carrier              Number            Policy No.       Coverage Type        Expiration Date           Due
-------              ------            ----------       -------------        ---------------           ---




               THERE IS NO CURRENT INSURANCE COVERAGE BY CARDIAC CONTROL SYSTEMS, INC.

    The building at 3 Commerce Boulevard, Palm Coast, Florida 32164 is insured for $1,960,000 and the contents of the building are insured for $150,000 by and for the benefit of the mortgage holder, Finova Mezzanine Capital, Inc.


                                  ATTACHMENT 8
                                  ------------

                SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
                ------------------------------------------------



The following significant events occurred during the reporting period November 1, 1999 through November 30, 1999:

1. Spent considerable time pursuing collections of delinquent accounts in France (ELA), India (Shree), and several US accounts, including Casoria and Goff relating to the balance of the fee in respect of the Golden Access Stock Distribution to Stockholders. During this period we collected $51,441.85, of which, under ERISA rules, $920.74 had to be refunded to former employees.

2.     Final clean up of the building and grounds in preparation for sale.

3. Preparation and hearing re: Coast's request for stay on real estate assets. Negotiations with Finova on eventual release and conditions for sale of real estate.

4. Negotiations with broker and preparation for sale of shell. Follow-up and correction of outstanding documentation on stock dividend transfer.

5. Preparation for early December hearing on hiring broker for sale of shell and sale of real estate.

6.     Discussions with various stock holders and creditors.

7.     Review  with  Coast  and  FINOVA  of  proposed   agreement   on  sale  of
       intellectual property. Their comments were then communicated to the proposed purchaser of this property.

8. Discussions with Coast and legal counsel re: maintenance and update of patents in preparation for sale.



We anticipate filing a Plan of Reorganization and Disclosure Statement on or before ___________________________

                                  ATTACHMENT 2
                                  ------------

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
              ----------------------------------------------------

      Name of Debtor:  Cardiac Control Systems, Inc    Case Number 99-06852-3P1

    Reporting Period beginning November 1, 1999 and ending November 30, 1999


 In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.


Date Incurred     Days                Vendor                     Description                      Amount
-------------     ----                ------                     -----------                      ------
              Outstanding
              -----------
  1-Oct-99        60            Phase II: Document         Copier Rental Charge                    $184.50
                                Technologies               September, 1999
  22-Sep-99       68            BellSouth                  Post-petition telephone usage           $759.97
  22-Oct-99       38            BellSouth                  Post-petition telephone usage           $755.16
  22-Nov-99       8             BellSouth                  Post-petition telephone usage           $370.56
  13-Oct-99       47            Florida Power & Light      Electricity 9/3/99 through            $1,240.15
                                Company                    10/11/99
  9-Nov-99        21            Florida Power & Light      Electricity 10/11/99 through            $586.11
                                Company                    11/5/99
  1-Oct-99        60            Eichhorn & Eichorn         Legal work re: Point Medical            $110.00
                                                           Corporation
  22-Oct-99       38            Florida Water Services     Water 9/06/99 to 10/06/99               $501.65
  22-Nov-99       8             Florida Water Services     Water 10/7/99 to 11/08/99 (Estimated)   $500.00

                     The Florida Water Service bill for the period 10/7/99 to 11/08/99 is in the sum of $2,622.35 for a claimed measured usage of 273,000 gallons, compared to some $500 for measured usage of 2,500 gallons for earlier periods.

                          I have requested that the water meter reading be re-checked and have estimated the amount due for this period on the basis of usage during previous periods.
  28-Oct-99       64     AT&T                       Long  Distance telephone                        $136.33
                                                    to 9/28/99
  29 Oct-99       32     AT&T                       Long Distance telephone to                      $170.42
                                                    10/28/99

                                                                                                  ----------
                         Sub-Total Above                                                          $5,314.85

                         Additional Payments to
                         ----------------------
                         be made:
                         -------

                         Bankruptcy Court for
                         January, 2000                                                              $750.00
                         Alan R. & WAW                                                            $2,000.00
                         Compensation on                                                          $5,528.71
                         Collections
                         Fees re: Intellectual
                         Property/ Patent
                         Protection                                                               $7,500.00
                                                                                                  ----------

                         Post-Petition payables                                                   $21,093.56

                         Balance in Bank of America                                               $21,077.30

                                                                                                  ----------
                         Uncommitted Balance in
                         Bank of America December 15, 1999                                          ($16.26)
                                                                                                  ==========



 Receipts on which Alan J. Rabin and W. Alan Walton are jointly entitled to receive 7.5% Commission
 --------------------------------------------------------------------------------------------------

  19-Oct-99   Neptune Pools & Spas              Sale of Telephone Exchange             $1,950.00
  22-Oct-99   Stephen M. Gibson                 Sale of Equipment                        $105.00
  9-Nov-99    Meadowlands Hospital              Invoice 9757                           $6,800.00
   "Nov-99    ELA Izasa                         Invoice 9897                           $2,471.11
              Sub-Total to end of November                                            $11,326.11
  6-Dec-99    ELA Paris                         Invoice 9929                          $25,485.00
  10-Dec-99   Sound Shore                       Invoice 9727                           $5,505.00
  13-Dec-99   Medtronic                         Invoice 9934                           $2,500.00
              Global Referral Services re So    und
  14-Dec-99   Shore                             Part of Invoice 9528                     $400.00
  15-Dec-99   Shree                             Letter of Credit                      $28,500.00
                                                                              ------------------
              Sub-total to December 15, 1999                                          $73,716.11
                                                                              ==================

              Compensation to AJR and WAW 7.5% of total to date                        $5,528.71
                                                                              ------------------

              50% of Compensation                                                      $2,764.35
                                                                              ------------------